EXHIBIT 99.1

                         DIAMOND OFFSHORE DRILLING, INC.
                       RIG STATUS REPORT AS MARCH 2, 2004



   RIG NAME      WD       DESIGN            LOCATION        STATUS*           OPERATOR
----------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------
Ocean Quest      3,500'   Victory Class          GOM          Contracted       Noble Energy
----------------------------------------------------------------------------------------------
Ocean Star       5,500'   Victory Class          GOM             Idle              DODI
----------------------------------------------------------------------------------------------
Ocean America    5,500'   Ocean Odyssey          GOM          Contracted       W&T Offshore
----------------------------------------------------------------------------------------------
Ocean Valiant    5,500'   Ocean Odyssey          GOM          Contracted           ENI
----------------------------------------------------------------------------------------------
Ocean Victory    5,500'   Victory Class          GOM          Contracted         Spinnaker
                                                                                Exploration
----------------------------------------------------------------------------------------------
Ocean Confidence  7,500'  DP Aker H-3.2          GOM          Contracted            BP
                          Modified
----------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------------------
Ocean Concord     2,200'  F&G SS-2000            GOM             Idle              DODI
----------------------------------------------------------------------------------------------
Ocean Lexington   2,200'  F&G SS-2000            GOM          Contracted     Walter Oil & Gas
----------------------------------------------------------------------------------------------
Ocean Saratoga    2,200'  F&G SS-2000            GOM          Contracted           LLOG
----------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------------
Ocean Crusader     200'   Mat Cantilever         GOM          Contracted       Stone Energy
----------------------------------------------------------------------------------------------
Ocean Drake        200'   Mat Cantilever         GOM          Contracted         ADTI/CMI
----------------------------------------------------------------------------------------------
Ocean Columbia     250'   Independent Leg        GOM          Contracted        ADTI/Helis
                          Cantilever
----------------------------------------------------------------------------------------------
Ocean Spartan      300'   Independent Leg        GOM          Contracted           LLOG
                          Cantilever
----------------------------------------------------------------------------------------------
Ocean Spur         300'   Independent Leg        GOM          Contracted        Forest Oil
                          Cantilever
----------------------------------------------------------------------------------------------
Ocean King         300'   Independent Leg        GOM          Contracted        BP America
                          Cantilever
----------------------------------------------------------------------------------------------
Ocean Nugget       300'   Independent Leg        GOM          Contracted      Taylor Energy
                          Cantilever
----------------------------------------------------------------------------------------------
Ocean Summit       300'   Independent Leg        GOM          Contracted      Chevron/Texaco
                          Cantilever
----------------------------------------------------------------------------------------------
Ocean Warwick      300'   Independent Leg        GOM          Contracted        Petroquest
                          Cantilever
----------------------------------------------------------------------------------------------
Ocean Titan        350'   Independent Leg        GOM          Contracted      Chevron/Texaco
                          Cantilever
----------------------------------------------------------------------------------------------
Ocean Tower        350'   Independent Leg        GOM          Contracted       SDC/Denbury
                          Cantilever
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------------------
Ocean Ambassador   1,100'  Bethlehem SS-2000      GOM          Contracted          PEMEX
----------------------------------------------------------------------------------------------
Ocean Whittington  1,500'  Aker H-3               GOM          Contracted          PEMEX
----------------------------------------------------------------------------------------------
Ocean Worker       3,500'  F&G 9500 Enhanced      GOM          Contracted          PEMEX
                           Pacesetter
----------------------------------------------------------------------------------------------
Ocean Yorktown     2,850'  F&G SS-2000            GOM          Contracted          PEMEX
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------------------------
Ocean Nomad        1,200'  Aker H-3             Mobe to        Contracted         Premier
                                            Guinea Bissau
----------------------------------------------------------------------------------------------
Ocean Patriot      1,500'  Bingo 3000         South Africa        Idle              DODI
----------------------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------------------
Ocean Guardian    1,500'   Earl & Wright       North Sea       Contracted          Shell
                           Sedco 711 Series
----------------------------------------------------------------------------------------------
Ocean Princess     1,500'  Aker H-3            North Sea       Contracted         Talisman
----------------------------------------------------------------------------------------------
Ocean Vanguard     1,500'  Bingo 3000          North Sea          Idle              DODI
----------------------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------------------
Ocean Bounty       1,500'  Victory Class       Australia       Contracted           NZOP
----------------------------------------------------------------------------------------------
Ocean Epoch        1,640'  Korkut              Australia       Contracted          Santos
----------------------------------------------------------------------------------------------
Ocean General      1,640'  Korkut               Vietnam        Contracted         P.V.E&P
----------------------------------------------------------------------------------------------
Ocean Baroness     7,000'  Victory Class       Indonesia       Contracted          Unocal
----------------------------------------------------------------------------------------------
Ocean Rover        7,000'  Victory Class       Singapore       Contracted          Murphy
----------------------------------------------------------------------------------------------


                                       2

BRAZIL
----------------------------------------------------------------------------------------------
Ocean Yatzy        3,300'  DP DYVI Super Yatzy   Brazil        Contracted        Petrobras
----------------------------------------------------------------------------------------------
Ocean Winner       3,500'  Aker H-3              Brazil        Contracted        Petrobras
----------------------------------------------------------------------------------------------
Ocean Alliance     5,000'  Alliance Class        Brazil        Contracted        Petrobras
----------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------------
Ocean Clipper      7,500'  DP Fluor/Mitsubishi   Brazil        Contracted        Petrobras
----------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------------------
Ocean Sovereign    250'    Independent Leg      Indonesia       Contracted          Santos
                           Cantilever
----------------------------------------------------------------------------------------------
Ocean Heritage     300'    Independent Leg     Mobe to Ecuador  Contracted       Noble Energy
                           Cantilever
----------------------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------------------
Ocean Liberator    600'    Aker H-3            S. Africa      Cold Stacked          DODI
----------------------------------------------------------------------------------------------
Ocean Champion     250'    Mat Slot               GOM         Cold Stacked          DODI
----------------------------------------------------------------------------------------------
Ocean Endeavor     2,000'  Victory Class          GOM         Cold Stacked          DODI
----------------------------------------------------------------------------------------------
Ocean Voyager      3,200'  Victory Class          GOM         Cold Stacked          DODI
----------------------------------------------------------------------------------------------
Ocean New Era      1,500'  Korkut                 GOM         Cold Stacked          DODI
----------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



   RIG NAME             CURRENT TERM      DAYRATE (000S)  START DATE
-------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------
Ocean Quest          one well plus option   high 40's     late Dec. 2003
-------------------------------------------------------------------------------
Ocean Star                    -                -            -
-------------------------------------------------------------------------------
Ocean America       one well extension plus  mid 60's     late Nov. 2003
                             option
-------------------------------------------------------------------------------
Ocean Valiant           three wells plus     high 50's    late Dec. 2003
                             option
-------------------------------------------------------------------------------
Ocean Victory               one well         low 40s      late Nov. 2003
--------------------------------------------------------------------------- ---
Ocean Confidence        five-year term       170's        early Jan. 2001
-------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------
Ocean Concord                 -                -            -
-------------------------------------------------------------------------------
Ocean Lexington       second of two wells   high 30's     late Nov. 2003
-------------------------------------------------------------------------------
Ocean Saratoga      two wells plus option   low 40's      late Jan. 2004
-------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------
Ocean Crusader       one well plus option   mid 20's      late Dec. 2003
-------------------------------------------------------------------------------
Ocean Drake         two wells plus option  high 20's      late Feb. 2004
-------------------------------------------------------------------------------
Ocean Columbia             one well        high 20's      late Dec. 2003
-------------------------------------------------------------------------------
Ocean Spartan              one well        high 20's      late Nov. 2003
-------------------------------------------------------------------------------
Ocean Spur          two wells plus option   low 30's      late Jan. 2004
-------------------------------------------------------------------------------
Ocean King           one well plus option  high 30's      mid Jan. 2004
-------------------------------------------------------------------------------
Ocean Nugget        six month extension    low 30's       mid Jan. 2004
                       plus option
-------------------------------------------------------------------------------
Ocean Summit        second of two wells     mid 30's      mid Jan. 2004
                       plus option
-------------------------------------------------------------------------------
Ocean Warwick              one well         mid 30's      late Feb. 2004
-------------------------------------------------------------------------------
Ocean Titan                one well         low 50's      early March 2004
-------------------------------------------------------------------------------
Ocean Tower          one well plus option   mid 40's      mid Feb. 2004
-------------------------------------------------------------------------------

                                       1

-------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------
Ocean Ambassador     four year term work    mid 50's     late July 2003
-------------------------------------------------------------------------------
Ocean Whittington    four year term work    low 60's     late July 2003
-------------------------------------------------------------------------------
Ocean Worker         four year term work   high 60's     mid Aug. 2003
-------------------------------------------------------------------------------
Ocean Yorktown       four year term work    mid 40's     late Oct. 2003
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------------
Ocean Nomad                one well        high 40's     mid Feb. 2004
-------------------------------------------------------------------------------
Ocean Patriot                 -                -            -
-------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------
Ocean Guardian             one year         low 50's     early April 2003
-------------------------------------------------------------------------------
Ocean Princess      first of two wells      mid 40's     mid Feb. 2004
                       plus option
-------------------------------------------------------------------------------
Ocean Vanguard                _                _            _
-------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------
Ocean Bounty          under tow to          mid 50's     late Feb. 2004
                      New Zealand
-------------------------------------------------------------------------------
Ocean Epoch         Exeter/Mutineer         mid 60's      mid Jan. 2004
                  development plus option
-------------------------------------------------------------------------------
Ocean General       one option well          mid 50's    late Jan. 2004
-------------------------------------------------------------------------------
Ocean Baroness    400 days plus option       110's       late March 2003
-------------------------------------------------------------------------------
Ocean Rover      third of four option wells  110s       late Dec. 2003
-------------------------------------------------------------------------------

                                        2

BRAZIL
-------------------------------------------------------------------------------
Ocean Yatzy         end of primary term     mid 70's,    early Nov. 1998
                       Nov. 5, 2003
                     completing well
-------------------------------------------------------------------------------
Ocean Winner          700 day extension     mid 50's     early April 2004
-------------------------------------------------------------------------------
Ocean Alliance        four-year contract     110's       early Sept. 2000
-------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------
Ocean Clipper         700 day extension    low 100's     early Jan. 2003
-------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------
Ocean Sovereign      one well plus two      high 30's    mid Nov. 2003
                          options
-------------------------------------------------------------------------------
Ocean Heritage       first of three wells    mid 50's    mid Feb. 2004
                         plus options
-------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------
Ocean Liberator               -                -            -
-------------------------------------------------------------------------------
Ocean Champion                -                -            -
-------------------------------------------------------------------------------
Ocean Endeavor                -                -            -
-------------------------------------------------------------------------------
Ocean Voyager                 -                -            -
-------------------------------------------------------------------------------
Ocean New Era                 -                -            -
-------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


   RIG NAME            EST. END DATE            FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------
Ocean Quest           early March 2004          available; actively marketing
--------------------------------------------------------------------------------------------
Ocean Star                 -                    available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean America         early March 2004          90 day upgrade/survey likely beginning early
                                                March 2004; available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Valiant         late July 2004            available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Victory           mid March 2004          one well with Chevron/Texaco in mid 60's
                                                beginning mid March and ending late May 2004,
                                                available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Confidence      early Jan. 2006           available; actively marketing.
--------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
--------------------------------------------------------------------------------------------
Ocean Concord             -                     special survey thru late March 2004,
                                                available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Lexington      early March 2004           one well plus option with Walter in low 40's
                                                beginning early March and ending late March
                                                2004, available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Saratoga        mid May 2004              available, actively marketing.
--------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------
Ocean Crusader        late March 2004           available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Drake           mid March 2004            available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Columbia        early March 2004          available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Spartan         mid March 2004            one well plus option with LLOG in low 30's
                                                beginning mid March and ending mid April
                                                2004, available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Spur           early April 2004           available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean King           late March 2004            available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Nugget          early June 2004           available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Summit          early March 2004          60 day extension plus option with
                                                Chevron/Texaco in mid 30's beginning early
                                                March and ending early May 2004,
                                                available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Warwick          mid April 2004           available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Titan            mid March 2004           available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Tower           mid March 2004            available; actively marketing.
--------------------------------------------------------------------------------------------

                                       1

-------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------
Ocean Ambassador     mid Dec. 2007       available.
--------------------------------------------------------------------------------------------
Ocean Whittington    early Oct. 2006     available.
--------------------------------------------------------------------------------------------
Ocean Worker         late July 2007      available.
--------------------------------------------------------------------------------------------
Ocean Yorktown       mid July 2007       available.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
AFRICA
--------------------------------------------------------------------------------------------
Ocean Nomad         mid March 2004      Mobe to Gabon, then three wells plus option in Gabon
                                        with Vaalco/SASOL  in high 40s beginning early April
                                        and ending early July 2004; available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Patriot             -             available; actively marketing.
--------------------------------------------------------------------------------------------

NORTH SEA
--------------------------------------------------------------------------------------------
Ocean Guardian       late March 2004    one year extension with Shell in high 40's beginning
                                        late March 2004 and ending late March 2005, available;
                                        actively marketing.
--------------------------------------------------------------------------------------------
Ocean Princess      late July 2004      available, actively marketing.

--------------------------------------------------------------------------------------------
Ocean Vanguard            _             available; actively marketing.
--------------------------------------------------------------------------------------------

AUSTRALASIA
--------------------------------------------------------------------------------------------
Ocean Bounty        mid March 2004      Two wells plus two option wells with NZOP in low 70's
                                        beginning mid March 2004 and ending late May 2004;
                                        available, actiely marketing.
--------------------------------------------------------------------------------------------
Ocean Epoch         mid Nov. 2004       available, actively marketing.

--------------------------------------------------------------------------------------------
Ocean General       late March 2004     five completion options in mid 50's with P.V.E&P
                                        beginning late March and ending mid Sept. 2004,
                                        available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Baroness      early May 2004      180 day option exercised in 110's with Unocal
                                        beginning early May and ending early Nov. 2004,
                                        available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Rover        mid April 2004       actively marketing.
--------------------------------------------------------------------------------------------

                                       2

BRAZIL
--------------------------------------------------------------------------------------------
Ocean Yatzy            early March 2004   Scheduled for survey beginning 1st Qtr. 2004.
                                          Estimated downtime 30 days; 700 day extension in mid
                                          70's beginning in early Nov. 2003 and ending mid
                                          Oct. 2005; available.
--------------------------------------------------------------------------------------------
Ocean Winner           early March 2006   survey under way, estimated early April completion;
                                          available.
--------------------------------------------------------------------------------------------
Ocean Alliance         early Sept. 2004   survey under way, estimated early April completion;
                                          available.
--------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------
Ocean Clipper       early March 2006     available.
--------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------
Ocean Sovereign      mid March 2004      Two wells plus two options with Amerada Hess in high
                                         30's beginning mid March 2004 and ending mid May 2004;
                                         available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Heritage       late June 2004      available, actively marketing.

--------------------------------------------------------------------------------------------

COLD STACKED (5)
--------------------------------------------------------------------------------------------
Ocean Liberator           -              Cold stacked Nov. '02.
--------------------------------------------------------------------------------------------
Ocean Champion            -              Cold Stacked Feb. '02.
--------------------------------------------------------------------------------------------
Ocean Endeavor            -              Cold stacked March '02.
--------------------------------------------------------------------------------------------
Ocean Voyager             -              Cold stacked March '02.
--------------------------------------------------------------------------------------------
Ocean New Era             -              Cold stacked Dec. '02.
--------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico




                              ** TABLE COMPLETE **

                                       3